Exhibit 99.1

OMNIQ Appoints Dr. Barak Hershkovitz, General Motors’ Director of Connected Customer Mobility Solutions Engineering, to Its Advisory Board

- Dr. Hershkovitz is Third Member of OMNIQ’s Advisory Board Joining Former Chief Scientist of Israeli Government Professor Mina Teicher and Technology Innovator Yair Grinberg

- Dr. Hershkovitz Expertise and Innovation Capabilities are Expected to Contribute to OMNIQ’s AI Based solutions for Smart City, Traffic and Parking Management, Public Safety Autonomous Cars and Others

Salt Lake City, UT, April 20, 2020 – OMNIQ Corp., Inc. (OTCQB: OMQS), (“OMNIQ” or “the Company”) a provider of Supply Chain and Artificial Intelligence (AI)-based Machine Vision solutions, has announced the appointment of Dr. Barak Hershkovitz to its Advisory Board, as a technology advisor.

Dr. Hershkovitz currently serves as Director, Connected Customer Mobility Solutions Engineering at General Motors, where he manages the development of highly innovative automotive products in the areas of electrification, connectivity and transportation as a service. He is responsible for the development of GM’s Electric Vehicle (EV) software, connected vehicle global solutions and fleet mobility solutions. Dr. Hershkovitz has significant expertise with applications that heighten customer experience, electric vehicle and energy services, transportation as a service, mobility and fleet services, enterprise software, complex systems and big data driven solutions. During his time at GM, his work has been recognized through his selection for three innovation awards. Throughout his distinguished career, Dr. Hershkovitz has played an integral part in the development of several patents. Earlier in his career, he served as CTO for Better Place, an electric vehicle service and network, developed SAP enterprise software and lent his expertise to several technology start-ups. Dr. Hershkovitz is a medical doctor who earned his degree at The Hebrew University of Jerusalem.

Shai Lustgarten, CEO of OMNIQ, commented, “We’re excited to welcome Dr. Hershkovitz to ouradvisory board as we grow our business in the approximately $1 trillion smart/safe city segment and in the estimated $3 billion parking vertical. We grew annual revenue to $57 million during 2019 and invested 14% of those revenues into R & D. We believe Dr. Hershkovitz’s global technology and medical expertise will facilitate OMNIQ’s new product development and market share growth in the smart city, automated traffic control, autonomous cars, parking, homeland security, healthcare and supply chain verticals. Dr. Hershkovitz has played an instrumental role in developing and scaling networked solutions that are fundamentally changing the transportation sector; we are pleased that he is excited about our vision and look forward to working with him.”

Dr. Hershkovitz Joins Scientific and Industry Leaders on Advisory Board

In January of 2019, OMNIQ created its Advisory Board to intellectually super charge the Company’s strategic growth as a leading provider of technology solutions. Professor Mina Teicher and Mr. Yair Grinberg were appointed as inaugural members of the advisory board.

Among her many achievements Professor Teicher has served as the former Chief Scientist of the Israeli government, Chair of the Innovation Group for Future and Emerging Technologies of the European Commission and Vice-President of the UNESCO Complex Systems Digital Campus.

Currently, Professor Teicher serves as a leading member of numerous scientific institutions, including the USA Brain Initiative, Chair of the Israel National Committee for International R&D, Director of the Emmy Noether Research Institute at Bar-Ilan University, and on the advisory boards for several U.S.-based startup companies focused on AI, Blockchain and Cyber Security.

Ms. Teicher is a Professor of Mathematics and Neural-Computation whose work spans several academic domains, including Computer Vision, Cryptography and Cyber Security. Professor Teicher is credited for the establishment of the largest Brain Research Institute in Israel.

Mr. Yair Grinberg is the lead technological mind behind a number of innovators and market leaders in a broad spectrum of industries. Among others, Yair served as the CEO of SofaWare, the inventor of Enterprise-class HW-based security solutions, which was acquired by Check Point Software Technologies, Ltd., the global leader in SW-based security solutions. As a Vice President at Amdocs, the world’s leading provider of software support systems for Communications and Media companies, he led that company’s entry into the Network Management sector. Mr. Grinberg also served as the founding CTO for Rada, an innovative defense electronics developer of specialized airborne and ground data acquisition and analysis systems for uniquely demanding environments. He currently provides strategic consulting to some of the world’s leading technology companies and venture funds, in cutting edge domains such as Quantum communications and the utilization of Quantum-inspired algorithmic breakthroughs for the acceleration of Machine Learning processes.

Shai Lustgarten, CEO at Quest Solution, commented, “We have assembled some of the best scientific and technology minds on our Advisory Board to enable OMNIQ’s leadership in innovation and creativity at the forefront of the exciting verticals that we are penetrating such as supply chain, parking, public safety, homeland security and others. The board has added considerable value to date helping us leverage our patented AI machine learning technology and with the addition of Dr. Hershkovitz we look forward to continuing to benefit from this group’s extraordinary expertise.”

About OMNIQ Corp.

OMNIQ Corp. (OTCQB: OMQS) provides computerized and machine vision image processing solutions that use patented and proprietary AI technology to deliver data collection, real time surveillance and monitoring for supply chain management, homeland security, public safety, traffic & parking management and access control applications. The technology and services provided by the Company help clients move people, assets and data safely and securely through airports, warehouses, schools, national borders, and many other applications and environments.

OMNIQ’s customers include government agencies and leading Fortune 500 companies from several sectors, including manufacturing, retail, distribution, food and beverage, transportation and logistics, healthcare, and oil, gas, and chemicals. Since 2014, annual revenues have grown to more than $50 million from clients in the USA and abroad.

The Company currently addresses several billion-dollar markets, including the Global Safe City market, forecast to grow to $29 billion by 2022, and the Ticketless Safe Parking market, forecast to grow to $5.2 billion by 2023.

Information about Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate”, “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting Quest Solution, Inc. please refer to the Company’s recent Securities and Exchange Commission filings, which are available at http://www.sec.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law.

Investor Contact:

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IMS Investor Relations

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